AMENDMENT NO. 4

TO THE TRANSFER AGENCY AGREEMENT

This AMENDMENT NO. 4 is made as of the 24th day of April 2023, to the Transfer Agency Agreement dated July 1, 2019, between VICTORY CAPITAL TRANSFER AGENCY, INC., a corporation organized under the laws of the State of Delaware and having a place of business in San Antonio, Texas (the “Transfer Agent”), and USAA MUTUAL FUNDS TRUST, a statutory trust organized under the laws of the State of Delaware and having a place of business in San Antonio, Texas (the “Trust”).

The Transfer Agent and the Trust agree to modify and amend the Transfer Agency Agreement described above (the “Agreement”) as follows:

1.Effective April 24, 2023, all references to USAA Mutual Funds Trust in the Agreement shall be replaced with Victory Portfolios III.

2.SCHEDULE A: This schedule is hereby replaced in its entirety by Schedule A attached hereto.

3.SCHEDULE C. Schedule C is hereby replaced in its entirety by Schedule C attached hereto.

4.RATIFICATION. Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the Transfer Agent and the Trust have caused this Amendment No. 3 to be executed as of the date first set forth above.

VICTORY CAPITAL TRANSFER AGENCY, INC.	VICTORY PORTFOLIOS III
By: /s/ Michael Policarpo	By: /s/ Christopher Dyer

Name: Michael D. Policarpo	Name: Christopher K. Dyer
Title: President, Chief Financial Officer and Chief	Title: President
Administrative Officer

SCHEDULE A

TO THE TRANSFER AGENCY AGREEMENT

	FUNDS
1.	Victory 500 Index Fund	23.	Victory International Fund
2.	Victory Aggressive Growth Fund	24.	Victory Money Market Fund
3.	Victory California Bond Fund	25.	Victory Nasdaq-100 Index Fund
4.	Victory Capital Growth Fund	26.	Victory New York Bond Fund
5.	Victory Cornerstone Aggressive Fund	27.	Victory Precious Metals and Minerals Fund
6.	Victory Cornerstone Conservative Fund	28.	Victory Science & Technology Fund
7.	Victory Cornerstone Equity Fund	29.	Victory Short-Term Bond Fund
8.	Victory Cornerstone Moderate Fund	30.	Victory Small Cap Stock Fund
9.	Victory Cornerstone Moderately Aggressive	31.	Victory Sustainable World Fund
	Fund	32.	Victory Target Managed Allocation Fund
10.	Victory Cornerstone Moderately Conservative	33.	Victory Target Retirement 2030 Fund
	Fund	34.	Victory Target Retirement 2040 Fund
11.	Victory Emerging Markets Fund	35.	Victory Target Retirement 2050 Fund
12.	Victory Extended Market Index Fund	36.	Victory Target Retirement 2060 Fund
13.	Victory Global Equity Income Fund	37.	Victory Target Retirement Income Fund
14.	Victory Global Managed Volatility Fund	38.	Victory Tax Exempt Intermediate-Term Fund
15.	Victory Government Securities Fund	39.	Victory Tax Exempt Long-Term Fund
16.	Victory Growth & Income Fund	40.	Victory Tax Exempt Money Market Fund
17.	Victory Growth and Tax Strategy Fund	41.	Victory Tax Exempt Short-Term Fund
18.	Victory Growth Fund	42.	Victory Treasury Money Market Trust
19.	Victory High Income Fund	43.	Victory Ultra Short-Term Bond Fund
20.	Victory Income Fund	44.	Victory Value Fund
21.	Victory Income Stock Fund	45.	Victory Virginia Bond Fund
22.	Victory Core Plus Intermediate Bond Fund

A-1

SCHEDULE C

TO THE TRANSFER AGENCY AGREEMENT

FEE SCHEDULE

Annual Maintenance Charges — The annual maintenance charge for the following Funds includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. The Transfer Agent will charge for each open and funded account as appropriate in the business judgment of the Transfer Agent from the month the account is opened through January of the year following the year all funds are redeemed from the account.

Victory Aggressive Growth Fund Shares	$23.00
Victory Capital Growth Fund Shares	$23.00
Victory California Bond Fund Shares	$25.50
Victory Cornerstone Aggressive Fund Shares	$23.00
Victory Cornerstone Conservative Fund Shares	$0.00
Victory Cornerstone Equity Fund Shares	$0.00
Victory Cornerstone Moderate Fund Shares	$23.00
Victory Cornerstone Moderately Aggressive Fund Shares	$23.00
Victory Cornerstone Moderately Conservative Fund Shares	$23.00
Victory Emerging Markets Fund Shares	$23.00
Victory Extended Market Index Fund Shares	$23.00
Victory Global Equity Income Fund Shares	$23.00
Victory Global Managed Volatility Fund Shares	$23.00
Victory Government Securities Fund Shares	$25.50
Victory Growth & Income Fund Shares	$23.00
Victory Growth and Tax Strategy Fund Shares	$23.00
Victory Growth Fund Shares	$23.00
Victory High Income Fund Shares	$25.50
Victory Income Stock Fund Shares	$23.00
Victory Income Fund Shares	$25.50
Victory Intermediate-Term Bond Fund Shares	$25.50
Victory International Fund Shares	$23.00
Victory Nasdaq-100 Index Fund Shares	$23.00
Victory New York Bond Fund Shares	$25.50
Victory Precious Metals and Minerals Fund Shares	$23.00
Victory 500 Index Fund Member Shares and Reward Shares	$20.00
Victory Science & Technology Fund Shares	$23.00
Victory Short-Term Bond Fund Shares	$25.50
Victory Small Cap Stock Fund Shares	$23.00
Victory Sustainable World Fund Shares	$23.00
Victory Tax Exempt Intermediate-Term Fund Shares	$25.50
Victory Tax Exempt Long-Term Fund Shares	$25.50
Victory Tax Exempt Short-Term Fund Shares	$25.50

C-2

Victory Ultra Short-Term Bond Fund Shares	$25.50
Victory Value Fund Shares	$23.00
Victory Virginia Bond Fund Shares	$25.50

Annual Transfer Agency Fee — The annual fee for the following Funds includes the processing of all transactions and correspondence. The fee is calculated on average daily net assets at the rate noted below and is accrued daily and paid monthly.

Victory Aggressive Growth Fund - Institutional Shares	0.10%
Victory California Bond Fund - Class A Shares	0.10%
Victory California Bond Fund - Institutional Shares	0.10%
Victory Capital Growth Fund - Institutional Shares	0.10%
Victory Emerging Markets Fund - Class A Shares	0.10%
Victory Emerging Markets Fund - Institutional Shares	0.10%
Victory Global Equity Income Fund - Institutional Shares	0.10%
Victory Global Managed Volatility Fund - Institutional Shares	0.05%
Victory Government Securities Fund - Class A Shares	0.10%
Victory Government Securities Fund - Institutional Shares	0.10%
Victory Government Securities Fund - R6 Shares	0.01%
Victory Growth Fund - Institutional Shares	0.10%
Victory Growth & Income Fund - Class A Shares	0.10%
Victory Growth & Income Fund - Institutional Shares	0.10%
Victory Growth and Tax Strategy Fund - Class A Shares	0.10%
Victory Growth and Tax Strategy Fund – Class C Shares	0.10%
Victory Growth and Tax Strategy Fund - Institutional Shares	0.10%
Victory High Income Fund - Class A Shares	0.10%
Victory High Income Fund - Institutional Shares	0.10%
Victory High Income Fund - R6 Shares	0.01%
Victory Income Fund - Class A Shares	0.10%
Victory Income Fund - Institutional Shares	0.10%
Victory Income Fund - R6 Shares	0.01%
Victory Income Stock Fund - Institutional Shares	0.10%
Victory Intermediate-Term Bond Fund - Class A Shares	0.10%
Victory Intermediate-Term Bond Fund - Class C Shares	0.10%
Victory Intermediate-Term Bond Fund - Institutional Shares	0.10%
Victory Intermediate-Term Bond Fund - R6 Shares	0.01%
Victory International Fund - Class A Shares	0.10%
Victory International Fund - Institutional Shares	0.10%
Victory International Fund - R6 Shares	0.01%
Victory Money Market Fund Shares	0.25%
Victory Nasdaq-100 Index Fund - Class A Shares	0.10%
Victory Nasdaq-100 Index Fund – Class C Shares	0.10%
Victory Nasdaq-100 Index Fund - Institutional Shares	0.10%
Victory Nasdaq-100 Index Fund R6 Shares	0.01%
Victory New York Bond Fund - Class A Shares	0.10%

C-3

Victory New York Bond Fund - Institutional Shares	0.10%
Victory Precious Metals and Minerals Fund - Class A Shares	0.10%
Victory Precious Metals and Minerals Fund Institutional Shares	0.10%
Victory Science & Technology Fund - Class A Shares	0.10%
Victory Short-Term Bond Fund - Class A Shares	0.10%
Victory Short-Term Bond Fund - Institutional Shares	0.10%
Victory Short-Term Bond Fund - R6 Shares	0.01%
Victory Small Cap Stock Fund – Institutional Shares	0.10%
Victory Sustainable World Fund - Class A Shares	0.10%
Victory Sustainable World Fund - Institutional Shares	0.10%
Victory Target Retirement Income Fund Shares	0.00%
Victory Target Retirement 2030 Fund Shares	0.00%
Victory Target Retirement 2040 Fund Shares	0.00%
Victory Target Retirement 2050 Fund Shares	0.00%
Victory Target Retirement 2060 Fund Shares	0.00%
Victory Tax Exempt Intermediate-Term Fund - Class A Shares	0.10%
Victory Tax Exempt Intermediate-Term Fund - Institutional Shares	0.10%
Victory Tax Exempt Long-Term Fund - Class A Shares	0.10%
Victory Tax Exempt Long-Term Fund - Institutional Shares	0.10%
Victory Tax Exempt Money Market Fund Shares	0.15%
Victory Tax Exempt Short-Term Fund - Class A Shares	0.10%
Victory Tax Exempt Short-Term Fund - Institutional Shares	0.10%
Victory Treasury Money Market Trust Shares	0.10%
Victory Ultra Short-Term Bond Fund - Class A Shares	0.10%
Victory Ultra Short-Term Bond Fund - Institutional Shares	0.10%
Victory Ultra Short-Term Bond Fund - R6 Shares	0.01%
Victory Value Fund - Class A Shares	0.10%
Victory Value Fund - Institutional Shares	0.10%
Victory Virginia Bond Fund - Class A Shares	0.10%
Victory Virginia Bond Fund - Institutional Shares	0.10%

Effective: April 24, 2023

C-4